Exhibit 23.4

                               ENGINEER'S CONSENT


We consent the reference to our appraisal report for Devon Energy Corporation as of the years ended December 31, 1996 and 1997, incorporated herein by reference.



                    /s/  AMH GROUP LTD.



November 6, 1998


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